Sample Form (former PTO/SB/15) (08-03)

ASSIGNMENT OF APPLICATION	Docket Number (Optional) 7116.7135

Whereas, I/We, Vincent C. Lombardi of Reno, NV, hereafter

referred to as applicant, have invented certain new and useful improvements in A NOVEL FORM OF CANNABIS, THAT HAS BEEN MODIFIED WITH RESPECT TO ITS ODOR AND FLAVOR, THROUGH THE REMOVAL OR SIGNIFICANT REDUCTION OF VARIOUS VOLATILE

☑ for which an application for a United States Patent was filed on January 23 2018

Application Number 62620726.

☐ for which an application for a United States Patent was executed on ______, and

Whereas, High Sierra Technologies, Inc of Reno, NV here referred to "assignee" whose mailing address is 2560 Greensboro Drive, Reno, NV 89509 is

desirous of acquiring the entire right, title and interest in the same;

Now, therefore, in consideration of the sum of one dollars ($ 1.00), the receipt whereof is acknowledge, and other good and valuable consideration, I/We, the applicant(s), by these presents do sell, assign and transfer unto said assignee the full and exclusive right to the said invention in the United States and the entire rights, title and interest in and to any and all Patents which may be granted therefore in the United States. I/We hereby authorize and request the Director of the U.S. Patent and Trademark Office to issue said United States Patent to said assignee, of the entire right, title, and interest in and to the same, for his sole use and behoof; and for the use and behoof of his legal representatives, to the full end of the term for which said Patent may be granted, as fully and entirely as the same would have been held by me had this assignment and sale not been made.

Executed this 27TH day of SEPTEMBER, 20 18.

at RENO, NEVADA.

[signature]

Signature

Vincent C. Lombardi

Printed Name/Registration No., if applicable

State of Nevada)
SS:
County of Washoe)

Before me personally appeared said Vincent C Lombardi

and acknowledged the foregoing instrument to be his free act and deed this 27

day of Sept, 20 18.

[signature]

Seal

KELLEN MONICK
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 94-3541-2 - Expires December 23, 2019

Note: Signatures of all the inventors or assignees of record of the entire interest or their representative(s) are required. Submit multiple forms if more than one signature is required, see below.

☐ Total of ______ forms are submitted.

This form offers a sample or suggested format for an assignment document. This sample form is not an OMB officially approved form.